UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 23, 2019
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AAXN	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 23, 2019, Caitlin Elizabeth Kalinowski was appointed to the Board of Directors of Axon Enterprise, Inc. (the "Company") effective immediately. Compensation for Ms. Kalinowski will consist of an initial restricted stock unit award effective within ten days of her appointment to the Board with the grant date fair value of $160,000 vesting annually over three years, an annual restricted stock unit award with a grant date fair value of $160,000 with vesting over three years, and annual cash compensation of $36,000, paid quarterly. This is consistent with the Board of Directors compensation program effective as of May 25, 2017. There are no arrangements or understandings between Ms. Kalinowski and any other persons pursuant to which Ms. Kalinowski was selected as a director, and there are no transactions in which Ms. Kalinowski has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Kalinowski is the Head of VR Hardware for Oculus, the augmented reality/virtual reality division of Facebook, Inc. Ms. Kalinowski previously served in a number of hardware design roles at Facebook, Inc., Apple Inc., and OQO. Ms. Kalinowski is also on the strategic board of Lesbians Who Tech & Allies, the largest LGBTQ technical organization in the world. Ms. Kalinowski holds a bachelor of science degree from Stanford University.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated August 28, 2019
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2019	Axon Enterprise, Inc.
	By:	/s/ JAWAD A. AHSAN
Jawad A. Ahsan
Chief Financial Officer